In Memoriam


                                A. Keith Brodkin
                                   1935 - 1998
                      Chairman and Chief Executive Officer

                          MFS Investment Management(SM)


[photo of A. Keith Brodkin]



On February 2, 1998, Keith Brodkin, a friend and leader to everyone at MFS, died unexpectedly at age 62. His thoughtful letters to shareholders on the markets and economy have been an integral part of MFS shareholder reports like this one for many years.

Keith joined MFS in 1970 as the firm's first fixed-income manager, managing the bond portion of MFS(R) Total Return Fund. He went on to manage our first pure bond fund, MFS(R) Bond Fund, when it was introduced in 1974, and he was considered a pioneer in the art of active bond management.

Keith was named President and Chief Investment Officer of MFS in 1987 and four years later became Chairman and Chief Executive Officer. During his stewardship, MFS has achieved significant growth in total assets under management, rising from some $25 billion in 1991 to the over $80 billion today entrusted to us by three million individual and institutional investors worldwide. Under Keith's leadership, MFS has carefully but steadily built its domestic and international investment capabilities through the introduction of a range of new products and a still-growing staff that now numbers over 100 equity and fixed-income professionals.

Throughout his career, Keith was very active in a wide range of charitable endeavors. He is survived by his wife and three children. His leadership, friendship, and wise counsel will be sorely missed.

Dear Shareholders:

For the six months ended April 30, 1998, the Trust provided a total return of 12.91%, based on its beginning and ending stock market prices and assuming the reinvestment of all distributions paid during the period. The Trust's total return over the period based on its net asset value (NAV) was 19.73%. During this period, the Trust continued to maintain a distribution rate of 11% based on its original New York Stock Exchange offering price of $15 per share. These distributions were paid through a combination of income earned from dividends, bond coupon payments, and both short-term and long-term capital gains. During the past six months, the Trust's market price on the New York Stock Exchange traded at a premium to its NAV. On April 30, 1998, shares of the Trust were trading at a 19.27% premium based on its stock market price of $19.81 and its NAV price of $16.61.


Economic and Market Outlook

With the U.S. stock market well into its fourth year of record-breaking advances, it is necessary to take a cautious outlook. By most commonly accepted measures, equity valuations appear to have risen to a point at which the stock market has become more vulnerable to changes in the investment environment such as rising inflation and interest rates or a slowing economy. As a result, while we continue to hold a favorable long-term outlook for the equity markets, we also believe that a market correction is possible in the near term. In such a correction, equity prices would remain relatively flat or decline, possibly for an extended period.

Currently, equity investors seem to be primarily focused on interest rates, which have been relatively stable for several months as inflation has remained low. In an environment of low interest rates, stocks become more attractive than most fixed-income investments, while low inflation helps control companies' costs, such as for raw materials, wages, and benefits. The near-term outlook for a continuation of this environment appears relatively favorable. However, this year has seen a marked slowdown in corporate earnings. This means that as equity prices continue to rise, price-to-earnings (P/E) ratios, or the amount an investor pays for a stock in relation to the company's earnings per share, also go up. A year ago, the average P/E ratio for stocks in the unmanaged Standard & Poor's 500 Composite Index stood at approximately 21; this spring, the average P/E was 33% higher, at about 28. In some cases, such as with some of the newer companies associated with the Internet, P/Es have soared to levels that are unlikely to be sustained.

As long as interest rates remain low and the economy continues to grow, it is possible that some of these valuations can be supported. We expect corporate earnings to grow 8% to 10% this year. However, just as no one can predict market cycles, so too no one can predict economic cycles -- except to say that these cycles do exist and that an economic slowdown at some point is inevitable.

Given this reality, we believe it is prudent to remind investors of the need to take a long-term view and to diversify their investments across a range of asset classes, including mutual funds that focus on bonds and international investments as well as on the U.S. stock market. The likelihood of an eventual market correction also makes it important for us to use original, bottom-up research to find companies that we think can keep growing or gain market share in the face of the occasional downturn. To help achieve this, and to provide the broadest possible coverage of industry sectors and individual companies, MFS continues to increase its number of full-time research analysts. These analysts thoroughly investigate each company's earnings potential and position in its industry as well as the overall prospects for that industry.

MFS also uses active portfolio management on the fixed-income side, taking advantage of our extensive research and credit analysis to help reduce the potential for price declines and enhance the opportunity for appreciation. Every year, both fixed-income and equity managers meet with thousands of credit issuers and companies. They also attend many presentations, closely follow sources of industry research, and keep track of competitors. We believe that applying this discipline of thorough, bottom-up research to both the equity and fixed-income markets is the best way to provide favorable long-term performance for our shareholders -- regardless of changes in the overall market environment.


Portfolio Performance and Strategy

The majority of the Trust's assets are invested in common stocks because we believe opportunities in the distressed and high-yield markets are limited due to the domestic economy's continued strength. The Trust's holdings can be classified into three categories: companies that have emerged from bankruptcy, such as Phar-Mor and Musicland; companies with leveraged balance sheets, such as Gaylord Container and NL Industries; and companies that we feel have significant earnings power and that trade at substantial discounts to their anticipated long-term growth rates, such as Fred Meyer and Harrah's Entertainment. The Trust has also benefited from companies such as Telemundo and Thermadyne that have been taken over at substantial premiums to our purchase price. We will continue to pursue the Trust's value-oriented style, and we will wait for the market to present us with interesting opportunities.

We appreciate your support and welcome any questions or comments you may have.

Respectfully,

/s/ Jeffrey L. Shames

Jeffrey L. Shames
Chairman and Chief Executive Officer
MFS Investment Management

/s/ John F. Brennan, Jr.

John F. Brennan, Jr.
Portfolio Manager

/s/ Robert J. Manning

Robert J. Manning
Portfolio Manager

The opinions expressed in this report are those of the portfolio managers and are only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

May 14, 1998
                ----------------------------------------------
In accordance with Section 23(c) of the Investment Company Act of 1940, the Trust hereby gives notice that it may from time to time repurchase shares of the Trust in the open market at the option of the Board of Trustees and on such terms as the Trustees shall determine.


[boxed text]

Performance Summary
(For the period ended April 30, 1998)


  Net Asset Value Per Share
  October 31, 1997                 $15.03
  April 30, 1998                   $16.61
  New York Stock Exchange Price
  October 31, 1997                 $19.000
  December 8, 1997  (high)*        $20.750
  December 12, 1997 (low)*         $18.563
  April 30, 1998                   $19.813

*For the period November 1, 1997, through April 30, 1998.



Number of Employees

The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end, nondiversified, management investment company and has no employees.


Number of Shareholders

As of April 30, 1998, our records indicate that there are 1,093 registered shareholders and approximately 6,900 shareholders owning Trust shares in "street" name, such as through brokers, banks, and other financial intermediaries.

If you are a "street" name shareholder and wish to directly receive our reports, which contain important information about the Trust, please write or call:

          State Street Bank and Trust Company
          P.O. Box 8200
          Boston, MA 02266-8200
          1-800-637-2304

New York Stock Exchange Symbol

The New York Stock Exchange symbol is MFV.

Investment Objective and Policies

MFS(R) Special Value Trust's investment objective is to maintain an annual distribution rate of 11%, based on the original offering price, while seeking opportunities for capital appreciation.

As opportunities arise in the marketplace, the Trust may invest in securities that the Trust believes represent uncommon value by having the potential for significant capital appreciation over a period of 12 months or longer. The issuers of these securities may include companies out of favor in the marketplace, or in out-of-favor industries, and over-leveraged companies with promising longer-term prospects. Some of these companies may also be experiencing financial or operating difficulties.

Dividend Reinvestment and Cash Purchase Plan

MFS offers a Dividend Reinvestment and Cash Purchase Plan which allows you to reinvest either all of the distributions paid by the Trust or only the long-term capital gains. Purchases are made at the market price unless that price exceeds the net asset value (the shares are trading at a premium). If the shares are trading at a premium, purchases will be made at a discounted price of either the net asset value or 95% of the market price, whichever is greater.

Twice each year you can also buy shares. Investments from $100 to $500 can be made in January and July on the 15th of the month or shortly thereafter.

If your shares are in the name of a brokerage firm, bank or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you may wish to request that your shares be re-registered in your own name so that you can participate.

There is no service charge to reinvest distributions nor are there brokerage charges for shares issued directly by the Trust. However, when shares are bought on the New York Stock Exchange or otherwise on the open market, each participant pays a pro rata share of the commissions. A service fee of $0.75 is charged for each cash purchase as well as a pro rata share of the brokerage commissions. The automatic reinvestment of distributions does not relieve you of any income tax that may be payable (or required to be withheld) on the distributions.

To enroll in or withdraw from the Plan, call 1-800-637-2304 any business day from 8 a.m. to 8 p.m. Eastern time. Please have available the name of the Trust and your account and Social Security numbers. For certain types of registrations, such as corporate accounts, instructions must be submitted in writing. Please call for additional details. When you withdraw, you can receive the value of the reinvested shares in one of two ways: a check for the value of the full and fractional shares, or a certificate for the full shares and a check for the fractional shares.



[boxed text]

          NOT FDIC INSURED      MAY LOSE VALUE      NO BANK GUARANTEE

Portfolio of Investments - April 30, 1998
Stocks - 97.9%


Issuer                                            Shares        Value
U.S. Stocks - 85.0%
Aerospace - 5.5%
Allied Signal, Inc. .........................      2,500     $   109,531
B.E. Aerospace, Inc.* .......................     91,000       2,838,062
Moog, Inc.* .................................     31,900       1,379,675
Raytheon Co., "A" ...........................     20,100       1,109,269
Thiokol Corp. ...............................      5,600         301,700
                                                             -----------
                                                             $ 5,738,237
                                                             -----------
Airlines - 0.4%
Southwest Airlines Co. ......................      9,600     $   263,400
US Airways Group Inc.* ......................      2,800         199,150
                                                             -----------
                                                             $   462,550
                                                             -----------
Auto Parts
Hayes Lemmerz International, Inc.* ..........      1,300     $    49,969
                                                             -----------
Banks and Credit Companies - 1.0%
National City Corp. .........................      4,100     $   283,925
Wells Fargo & Co. ...........................      1,933         712,311
                                                             -----------
                                                             $   996,236
                                                             -----------
Broadcasting - 1.4%
USA Networks Inc.* ..........................     58,950     $ 1,447,959
                                                             -----------
Building - 1.6%
Atlantic Gulf Communities Corp.+* ...........        250     $       781
Walter Industries, Inc.* ....................     79,600       1,641,750
                                                             -----------
                                                             $ 1,642,531
                                                             -----------
Business Machines - 0.4%
Affiliated Computer Services, Inc., "A"*          12,900     $   453,113
                                                             -----------
Business Services - 0.6%
Ceridian Corp.* .............................      5,400     $   305,438
Computer Sciences Corp. .....................      5,400         284,850
                                                             -----------
                                                             $   590,288
                                                             -----------
Chemicals - 2.7%
Cambrex Corp. ...............................      5,500     $   305,250
NL Industries, Inc.* ........................     91,000       2,053,187
Polymer Group, Inc.* ........................     37,000         453,250
                                                             -----------
                                                             $ 2,811,687
                                                             -----------
Computer Software - Systems - 3.1%
Adobe Systems, Inc. .........................      3,100     $   155,194
Brio Technology, Inc. .......................        100           1,100
Computer Associates International,
  Inc. ......................................     21,600       1,264,950
Oracle Corp.* ...............................     26,300         680,512
Synopsys, Inc.* .............................     27,012       1,161,516
                                                             -----------
                                                             $ 3,263,272
                                                             -----------
Conglomerate - 1.3%
MAXXAM, Inc.* ...............................     23,000     $ 1,410,188
                                                             -----------
Construction Services - 0.6%
Martin Marietta Materials, Inc. .............     13,300     $   624,269
                                                             -----------
Consumer Goods and Services - 13.3%
Black & Decker Corp. ........................      5,500     $   283,938
Darling International, Inc.* ................     86,200         689,600
Philip Morris Cos., Inc. ....................     11,400         425,362
Thermadyne Industries Holdings
  Corp.* ....................................     99,400       3,373,387
Tyco International Ltd. .....................    105,156       5,731,002
Westpoint Stevens, Inc.* ....................    100,000       3,350,000
                                                             -----------
                                                             $13,853,289
                                                             -----------
Containers - 4.3%
Atlantis Plastics, Inc.* ....................    116,550     $   917,831
Gaylord Container Corp.* ....................    295,600       2,845,150
Stone Container Corp.* ......................     44,700         731,963
                                                             -----------
                                                             $ 4,494,944
                                                             -----------
Electrical Equipment - 0.5%
GTECH Holdings Corp.* .......................     13,450     $   482,519
                                                             -----------
Electronics - 0.8%
Analog Devices, Inc.* .......................     15,700     $   611,319
Teradyne, Inc.* .............................      5,600         204,400
                                                             -----------
                                                             $   815,719
                                                             -----------
Entertainment - 6.8%
American Radio Systems Corp., "A"*                52,180     $ 3,460,186
Casino America, Inc.* .......................    106,132         371,462
Gemstar International Group Ltd.* ...........      3,300         127,463
Harrah's Entertainment, Inc.* ...............    108,400       2,825,175
Telemundo Group, Inc.* ......................      7,300         309,337
                                                             -----------
                                                             $ 7,093,623
                                                             -----------
Finance - 0.5%
Resource America Inc., "A" ..................      7,200     $   482,400
                                                             -----------
Financial Institutions - 0.8%
Beneficial Corp. ............................      1,900     $   247,713
Federal Home Loan Mortgage Corp.                  11,200         518,700
Heller Financial, Inc. ......................        800          21,500
                                                             -----------
                                                             $   787,913
                                                             -----------
Insurance - 5.5%
ACE Ltd. ....................................     14,700     $   556,762
Allstate Corp. ..............................      5,600         539,000
Annuity and Life Re Holdings Ltd.* ..........     16,700         398,712
Chubb Corp. .................................      6,100         481,519
CIGNA Corp. .................................      2,900         600,119
Hartford Financial Services Group,
  Inc. ......................................      6,500         719,875
Life Re Corp. ...............................      3,700         266,400
Lincoln National Corp. ......................      6,300         559,519
Mid Ocean Ltd. ..............................        900          67,838
Nationwide Financial Services, Inc., "A"          12,200         529,175
Reliastar Financial Corp. ...................     11,700         533,812
Travelers Group, Inc. .......................      8,300         507,856
                                                             -----------
                                                             $ 5,760,587
                                                             -----------

Issuer                                        Shares        Value
Machinery - 1.2%
Johnstown America Industries, Inc.*......      46,250    $   757,344
Newcor Inc. .............................      48,060        444,555
                                                         -----------
                                                         $ 1,201,899
                                                         -----------
Medical and Health
Products - 0.6%
AmeriSource Health Corp.,"A"* ...........       2,200    $   119,900
Bristol-Myers Squibb Co. ................       2,400        254,100
Datascope Corp.* ........................      10,400        292,500
                                                         -----------
                                                         $   666,500
                                                         -----------
Medical and Health Technology and Services - 3.3%
Columbia/HCA Healthcare Corp. ...........      16,500    $   543,469
Maxicare Health Plans, Inc.* ............         705          7,402
Medpartners, Inc.* ......................      48,200        494,050
Mid Atlantic Medical Services, Inc.* ....      39,600        507,375
Tenet Healthcare Corp.* .................      10,000        374,375
United Healthcare Corp. .................      14,700      1,032,675
Wellpoint Health Networks, Inc.* ........       6,200        447,175
                                                         -----------
                                                         $ 3,406,521
                                                         -----------
Metals and Minerals - 0.9%
Aluminum Cos. of America ................       1,700    $   131,750
Commonwealth Industries, Inc. ...........      45,500        773,500
                                                         -----------
                                                         $   905,250
                                                         -----------
Oil Services - 0.3%
Weatherford Enterra, Inc.* ..............       6,700    $   335,419
                                                         -----------
Oils - 0.3%
Enron Oil & Gas Co. .....................      13,900    $   324,913
                                                         -----------
Photographic Products - 1.7%
Anacomp, Inc.* ..........................     108,663    $ 1,792,939
                                                         -----------
Pollution Control - 0.5%
Waste Management, Inc. ..................      16,700    $   559,450
                                                         -----------
Railroads - 0.3%
Wisconsin Central Transportation
  Corp.* ................................      14,600    $   357,700
                                                         -----------
Restaurants and Lodging - 2.5%
Hilton Hotels Corp. .....................      15,500    $   495,031
Promus Hotel Corp.* .....................      28,607      1,292,679
Red Roof Inns, Inc.* ....................      48,000        849,000
                                                         -----------
                                                         $ 2,636,710
                                                         -----------
Special Products and Services - 0.2%
Newport News Shipbuilding, Inc. .........       7,900    $   214,781
                                                         -----------
Steel - 1.1%
WHX Corp.* ..............................      72,900    $ 1,143,619
                                                         -----------
Stores - 8.0%
Edison Brothers Stores, Inc.* ...........     106,800    $   881,100
Gantos, Inc.* ...........................     325,502        157,665
Musicland Stores Corp.* .................      71,000        869,750

Stores - continued
Phar-Mor, Inc.* .........................      85,100    $   952,056
Proffitts, Inc.* ........................      96,250      3,825,937
Rite Aid Corp. ..........................      33,500      1,076,188
Sears, Roebuck & Co. ....................       9,400        557,538
                                                         -----------
                                                         $ 8,320,234
                                                         -----------
Supermarkets - 4.5%
Giant Food, Inc., "A" ...................         500    $    18,625
Ingles Markets, Inc. ....................      88,300      1,103,750
Meyer (Fred), Inc.* .....................      59,380      2,664,677
Safeway, Inc.* ..........................      25,164        962,523
                                                         -----------
                                                         $ 4,749,575
                                                         -----------
Telecommunications - 6.5%
American Mobile Satellite Corp.* ........      31,500    $   338,625
Cellular Communications
  International* ........................      94,950      4,177,800
Century Telephone Enterprises, Inc. .....      27,750      1,181,109
Commonwealth Telephone
  Enterprises, Inc.* ....................      35,133      1,053,990
                                                         -----------
                                                         $ 6,751,524
                                                         -----------
Utilities - Electric - 1.6%
El Paso Electric Co.* ...................     179,700    $ 1,707,150
                                                         -----------
Utilities - Telephone - 0.4%
Sprint Corp. ............................       5,900    $   403,044
                                                         -----------
  Total U.S. Stocks .................................    $88,738,521
                                                         -----------
Foreign Stocks - 12.9%
Bermuda - 0.2%
Exel Ltd. (Insurance) ...................       3,400    $   253,938
                                                         -----------
Canada - 1.9%
Canadian National Railway Co.
  (Railroads) ...........................       8,100    $   527,006
Gulf Canada Resources Ltd. (Oil
  Services)* ............................     106,500        565,782
International Utility Structures, Inc.
  (Utilities-Electric)* .................     283,000        851,098
                                                         -----------
                                                         $ 1,943,886
                                                         -----------
Finland - 0.5%
Nokia Corp., ADR
  (Telecommunications) ..................       7,200    $   481,500
                                                         -----------
France - 3.5%
Alcatel Alsthom Compagnie
  (Telecommunications) ..................       3,790    $   702,377
Sanofi S.A. (Medical and Health
  Products) .............................      24,500      2,968,586
                                                         -----------
                                                         $ 3,670,963
                                                         -----------
Hong Kong - 0.2%
Semi-Tech (Global) Ltd.
  (Electronics)* ........................   3,055,548    $   268,186
                                                         -----------

Issuer                                         Shares         Value
Malaysia - 0.2%
New Straits Times Press Berhad
  (Printing and Publishing) ...............   59,000     $     66,613
Tanjong PLC (Entertainment) ...............   56,000          127,957
                                                         ------------
                                                              194,570
                                                         ------------
Mexico - 0.6%
Tubos de Acero de Mexico S.A.
  (Steel) * ...............................   32,700     $    600,862
                                                         ------------
Netherlands - 0.1%
Elsag Bailey Process Automation
  N.V. (Machinery)* .......................    3,200     $     63,800
                                                         ------------
New Zealand
Telecom Corp. of New Zealand
  (Telecommunications)* ...................   15,300     $     40,932
                                                         ------------
Peru - 0.3%
Telefonica del Peru S.A., ADR
  (Telecommunications) ....................   12,200     $    269,925
                                                         ------------
Portugal - 0.5%
Banco Totta E Acores (Banks and
  Credit Cos.) ............................   14,400     $    547,986
                                                         ------------
Singapore - 0.1%
Hong Leong Finance Ltd.
  (Finance) + .............................   52,000     $     78,838
Overseas Union Bank (Finance) .............   17,000           64,434
                                                         ------------
                                                         $    143,272
                                                         ------------
South Korea - 0.2%
SK Telecom Ltd, ADR
  (Telecommunications) ....................   26,013     $    193,472
                                                         ------------
United Kingdom - 4.6%
British Petroleum PLC, ADR (Oils) .........    5,841     $    551,974
LucasVarity PLC (Automotive) ..............   64,000          285,876
News Corp. Ltd., ADR
  (Entertainment) .........................   90,217        2,103,184
Signet Group PLC, ADR (Stores)* ...........   86,556        1,839,315
                                                         ------------
                                                         $  4,780,349
                                                         ------------
  Total Foreign Stocks .............................     $ 13,453,641
                                                         ------------
  Total Stocks (Identified Cost, $73,452,253) ......     $102,192,162
                                                         ------------



                                              Principal Amount
                                               (000 Omitted)
Bonds - 1.3%
Entertainment - 0.1%
Marvel Holdings, Inc., 0s, 1998 ** .........       $2,885      $  137,038
                                                               ----------
Restaurants and Lodging - 1.2%
Santa Fe Hotel, Inc., 11s, 2000 ............       $1,200      $1,191,000
                                                               ----------
  Total Bonds (Identified Cost, $2,626,719)..............      $1,328,038
                                                               ----------



Issuer                               Shares       Value
Preferred Stock - 0.9%
Broadcasting - 0.1%
Granite Broadcasting Corp. .......  1,000    $     58,250
Consumer Goods and Services - 0.1%
Renaissance Cosmetics, Inc. 14s     1,222         122,200
Supermarkets - 0.7%
Supermarkets General Holdings
  Corp.* ......................... 26,515         739,106
                                             ------------
  Total Preferred Stock (Identified Cost,
    $1,636,912)...........................   $    919,556
                                             ------------
Rights
Entertainment
Spectravision, Inc.*
  (Identified Cost, $86,875) ..... 22,500    $      5,625
                                             ------------
Warrants
Consumer Goods and Services
Renaissance Cosmetics, Inc.* .....  1,024    $         10
Electronics
Semi Tech Global* ................ 72,191              93
                                             ------------
  Total Warrants (Identified Cost, $79,594)  $        103
                                             ------------


                                     Principal Amount
                                      (000 Omitted)
Repurchase Agreement - 0.4%
Investments in repurchase
  agreements with Goldman
  Sachs, in a joint trading
  account (396,508,000), dated
  04/01/98 due 05/01/98, total to
  be received $396,568,688
  collateralized by various U.S.
  Treasury and Federal Agency
  Obligations (with $387,125,000
  par and valued at
  $401,345,407) at cost............    $      474      $    474,000
                                                       ------------
  Total Investments (Identified Cost,
    $78,356,353)...................................    $104,919,484
                                                       ------------
Securities Sold Short - (0.1)%
Jayhawk Acceptance Corp.*
  (Proceeds Received, $302,801) ...    $ (142,000)     $   (106,650)
                                                       ------------
Other Assets, Less
  Liabilities - (0.4)%                                 $   (405,039)
                                                       ------------
Net Assets - 100.0% ...............                    $104,407,795
                                                       ------------

*  Non-income producing security.
** Non-income producing security - in default.
+  Restricted security.

See notes to financial statements

Statement of Assets and Liabilities - April 30, 1998


Assets:
 Investments, at value (identified cost, $78,356,353) ....................................    $104,919,484
 Cash ....................................................................................           3,469
 Deposit with bank for security sold short ...............................................         160,892
 Net receivable for foreign currency exchange contracts closed or subject to master                 12,321
  netting agreements
 Receivable for investments sold .........................................................         904,166
 Interest and dividends receivable .......................................................         102,003
 Other assets ............................................................................             765
                                                                                              ------------
   Total assets ..........................................................................    $106,103,100
                                                                                              ------------
Liabilities:
 Distributions payable ...................................................................    $     96,314
 Securities sold short, at value (proceeds received, $302,801) ...........................         106,650
 Payable for investments purchased .......................................................       1,329,698
 Payable to affiliates -
  Management fee .........................................................................           2,183
  Transfer agent fee .....................................................................           1,824
  Administrative fee .....................................................................              42
 Accrued expenses and other liabilities ..................................................         158,594
                                                                                              ------------
   Total liabilities .....................................................................    $  1,695,305
                                                                                              ------------
Net assets ...............................................................................    $104,407,795
                                                                                              ============
Net assets consist of:
 Paid-in capital .........................................................................    $ 78,227,431
 Unrealized appreciation on investments and translation of assets and liabilities in
  foreign currencies .....................................................................      26,771,467
 Accumulated distributions in excess of net realized gain on investments and foreign
  currency transactions ..................................................................        (272,852)
 Accumulated distributions in excess of net investment income ............................        (318,251)
                                                                                              ------------
   Total .................................................................................    $104,407,795
                                                                                              ============
Shares of beneficial interest outstanding ................................................      6,285,253
                                                                                                =========
Net asset value per share (net assets [divided by] shares of beneficial interest
  outstanding) ...........................................................................        $16.61
                                                                                                  ======

                       See notes to financial statements

Statement of Operations - April 30, 1998


Net investment income:
 Income -
  Interest .............................................................    $   394,698
  Dividends ............................................................        190,109
  Foreign taxes withheld ...............................................         (3,464)
                                                                            -----------
   Total investment income .............................................    $   581,343
                                                                            -----------
 Expenses -
   Management fee ......................................................    $   341,532
   Trustees' compensation ..............................................         56,099
   Transfer and dividend disbursing agent fee ..........................          8,933
   Administrative fee ..................................................          6,283
   Investor communication expense ......................................         29,217
   Auditing fees .......................................................         29,015
   Custodian fee .......................................................         16,686
   Printing ............................................................         13,691
   Postage .............................................................          4,461
   Legal fees ..........................................................            895
   Miscellaneous .......................................................         28,195
                                                                            -----------
    Total expenses .....................................................    $   535,007
   Fees paid indirectly ................................................        (15,290)
                                                                            -----------
    Net expenses .......................................................    $   519,717
                                                                            -----------
     Net investment income .............................................    $    61,626
                                                                            -----------
Realized and unrealized gain (loss) on investments:
 Realized gain (loss) (identified cost basis) -
 Investment transactions ...............................................    $ 3,498,341
 Foreign currency transactions .........................................          3,880
                                                                            -----------
   Net realized gain on investments and foreign currency transactions ..    $ 3,502,221
                                                                            -----------
 Change in unrealized appreciation (depreciation) -
  Investments ..........................................................    $15,685,281
  Securities sold short ................................................       (203,689)
  Translation of assets and liabilities in foreign currencies ..........         16,152
                                                                            -----------
   Net unrealized gain on investments and foreign currency translation..    $15,497,744
                                                                            -----------
   Net realized and unrealized gain on investments .....................    $18,999,965
                                                                            -----------
    Increase in net assets from operations .............................    $19,061,591
                                                                            ===========

                       See notes to financial statements

Statement of Changes in Net Assets


                                                                                           Six Months Ended         Year Ended
Increase (decrease) in net assets:                                                          April 30, 1998       October 31, 1997
                                                                                           -----------------     ----------------
From operations -
 Net investment income ...................................................................   $     61,626          $    652,969
 Net realized gain on investments and foreign currency transactions ......................      3,502,221            13,875,857
 Net unrealized gain on investments and foreign currency translation .....................     15,497,744             2,341,243
                                                                                             ------------          ------------
  Increase in net assets from operations .................................................   $ 19,061,591          $ 16,870,069
                                                                                             ------------          ------------
Distributions declared to shareholders -
 From net investment income ..............................................................   $    (61,626)         $   (605,166)
 From net realized gain on investments and foreign currency transactions .................     (8,811,448)          (17,692,052)
 In excess of net investment income ......................................................       (195,533)               --
 In excess of net realized gain on investments and foreign currency transactions .........       (272,852)               --
  Total distributions declared to shareholders ...........................................   $ (9,341,459)         $(18,297,218)
                                                                                             ------------          ------------
Trust share (principal) transactions -
 Net asset value of shares issued to shareholders in reinvestment of distributions .......   $  1,022,539          $  1,931,357
                                                                                             ------------          ------------
  Total increase in net assets ...........................................................   $ 10,742,671          $    504,208
Net assets:
 At beginning of period ..................................................................     93,665,124            93,160,916
                                                                                             ------------          ------------
 At end of period (including accumulated distributions in excess of net investment income
  of $318,251 and $122,718, respectively) ................................................   $104,407,795          $ 93,665,124
                                                                                             ============          ============

                       See notes to financial statements

Financial Highlights


                                                              Six Months Ended
                                                                  April 30,                 Year Ended October 31,
                                                             -----------------       ------------------------------------
Per share data (for a share outstanding                             1998               1997          1996          1995
throughout each period):                                          --------           --------      --------      --------
Net asset value - beginning of period ......................      $  15.03           $  15.23      $  13.93      $  13.40
                                                                  --------           --------      --------      --------
Income from investment operations# -
 Net investment income .....................................      $   0.01           $   0.11      $   0.13      $   0.20
 Net realized and unrealized gain on investments and foreign
  currency transactions ....................................          3.06               2.66          2.82          2.18
                                                                  --------           --------      --------      --------
  Total from investment operations .........................      $   3.07           $   2.77      $   2.95      $   2.38
                                                                  --------           --------      --------      --------
Less distributions declared to shareholders -
 From net investment income ................................      $  (0.01)          $  (0.10)     $  (0.13)     $  (0.20)
 From net realized gain on investments and foreign currency
  transactions .............................................         (1.41)             (2.87)        (1.52)        (1.14)
 In excess of net investment income ........................         (0.03)              --            --           (0.01)
 In excess of net realized gain on investments and foreign
  currency transactions ....................................         (0.04)              --            --            --
 From paid in capital ......................................          --                 --            --           (0.50)
                                                                  --------           --------      --------      --------
  Total distributions declared to shareholders ............       $  (1.49)          $  (2.97)     $  (1.65)     $  (1.85)
                                                                  --------           --------      --------      --------
Net asset value - end of period ............................      $  16.61           $  15.03      $  15.23      $  13.93
                                                                  ========           ========      ========      ========
Per share market - end of period ...........................      $ 19.813           $ 19.000      $ 18.250      $ 16.500
                                                                  ========           ========      ========      ========
Total return ...............................................        12.91%++           23.29%        22.20%        26.06%
Ratios (to average net assets)/Supplemental data:
 Expenses## ................................................         1.13%+             1.12%         1.14%         1.26%
 Net investment income .....................................         0.13%+             0.72%         0.85%         1.52%
Portfolio turnover .........................................           41%               119%           96%           92%
Net assets at end of period (000 omitted) ..................      $104,408           $ 93,665      $ 93,161      $ 84,243

 +Annualized.
++Not annualized.
 #Per share data are based on average shares outstanding.
##For fiscal years ending after September 1, 1995, the Trust's expenses are calculated without reduction for fees paid indirectly.


                       See notes to financial statements

                                                                               Year Ended October 31,
                                                              --------------------------------------------------------
Per share data (for a share outstanding
throughout each period):                                       1994         1993         1992        1991        1990*
                                                              -------     -------      -------     -------     -------
Net asset value - beginning of period .....................   $ 16.49     $ 14.82      $ 14.90     $ 11.66     $ 13.95
                                                              -------     -------      -------     -------     -------
Income from investment operations -
 Net investment income ....................................   $  0.18     $  0.67      $  0.77     $  0.90     $  1.04
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions ...........................      0.35        3.13         1.09        3.99       (1.95)
                                                              -------     -------      -------     -------     -------
  Total from investment operations ........................   $  0.53     $  3.80      $  1.86     $  4.89     $ (0.91)
                                                              -------     -------      -------     -------     -------
Less distributions declared to shareholders -
 From net investment income ...............................   $ (0.18)    $ (0.67)     $ (0.77)    $ (0.90)    $ (1.04)
 From net realized gain on investments and foreign currency
  transactions ............................................     (2.31)      (1.44)       (1.17)      (0.75)       --
 In excess of net investment income .......................     (0.16)      (0.02)        --          --          --
 In excess of net realized gain on investments and foreign
  currency transactions ...................................     (0.09)       --           --          --          --
 From paid in capital .....................................     (0.88)       --           --          --         (0.34)
                                                              -------     -------      -------     -------     -------
  Total distributions declared to shareholders ............   $ (3.62)    $ (2.13)     $ (1.94)    $ (1.65)    $ (1.38)
                                                              -------     -------      -------     -------     -------
Net asset value - end of period ...........................   $ 13.40     $ 16.49      $ 14.82     $ 14.90     $ 11.66
                                                              =======     =======      =======     =======     =======
Per share market - end of period ..........................   $14.875     $17.500      $14.750     $14.250     $10.125
                                                              =======     =======      =======     =======     =======
Total return ..............................................     6.75%      35.98%       17.66%      59.90%    (25.53)%+
Ratios (to average net assets)/Supplemental data:
 Expenses .................................................     1.20%       1.22%        1.35%       1.37%       1.40%+
 Net investment income ....................................     1.20%       4.32%        5.16%       7.97%       8.65%+
Portfolio turnover ........................................       75%        151%         175%        327%        237%
Net assets at end of period (000 omitted) .................   $79,979     $96,932      $86,276     $85,978     $69,393

*For the period from the commencement of investment operations, November 24,
 1989, through October 31, 1990.
+Annualized.
#Per share data for the periods subsequent to October 31, 1993, are based on average shares outstanding.


                       See notes to financial statements

Notes to Financial Statements

(1) Business and Organization

MFS Special Value Trust (the Trust) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.

(2) Significant Accounting Policies

General -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations -- Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Repurchase Agreements -- The Trust may enter into repurchase agreements with institutions that the Trust's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The Trust requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Trust to obtain those securities in the event of a default under the repurchase agreement. The Trust monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the Trust under each such repurchase agreement. The Trust, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation -- Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Forward Foreign Currency Exchange Contracts -- The Trust may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Trust will enter into forward contracts for hedging purposes as well as for non-hedging pur-poses. For hedging purposes, the Trust may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Trust may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Trust may enter into contracts with the intent of changing the relative exposure of the Trust's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Short Sales -- The Trust may enter into short sales. A short sale transaction involves selling a security which the Trust does not own with the intent of purchasing it later at a lower price. The Trust will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the Trust must replace the borrowed security. Losses can exceed the proceeds from short sales and can be greater than losses from the actual purchase of a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, or interest the Trust may be required to pay in connection with a short sale. Whenever the Trust engages in short sales, its custodian segregates cash or marketable securities in an amount that, when combined with the amount of proceeds from the short sale deposited with the broker, at least equals the current market value of the security sold short.

Investment Transactions and Income -- Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The Trust uses the effective interest method for reporting interest income on payment-in-kind (PIK) bonds. Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

Fees Paid Indirectly -- The Trust's custody fee is calculated as a percentage of the Trust's month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Trust. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions -- The Trust's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

The Trust files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Trust's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

(3) Transactions with Affiliates

Investment Adviser -- The Trust has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.68% of average daily net assets and 3.40% of investment income.

Administrator -- The Trust has an administrative services agreement with MFS to provide the Trust with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Trust pays MFS an administrative fee at the following annual percentages of the Trust's average daily net assets:


  First $1 billion ..................   0.0150%
  Next $1 billion ...................   0.0125%
  Next $1 billion ...................   0.0100%
  In excess of $3 billion ...........   0.0000%


The Trust pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Trust from MFS. Certain officers and Trustees of the Trust are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Trust has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $13,099 for the six months ended April 30, 1998.

Transfer Agent -- MFSC acts as registrar and dividend disbursing agent for the Trust. The agreement provides that the Trust will pay MFSC an account maintenance fee of no more than $9.00 and a dividend services fee of $0.75 per reinvestment and will reimburse MFSC for reasonable out-of-pocket expenses.

(4) Portfolio Securities

Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $38,408,696 and $37,035,403, respectively. The cost and unrealized appreciation or depreciation in value of the investments owned by the Trust, as computed on a federal income tax basis, are as follows:

      Aggregate cost ........................    $ 78,356,353
                                                 ============
      Gross unrealized appreciation .........    $ 33,508,337
      Gross unrealized depreciation .........      (6,945,206)
                                                 ------------
      Net unrealized appreciation ...........    $ 26,563,131
                                                 ============

(5) Shares of Beneficial Interest

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Trust shares were as follows:


                                                                              Six Months Ended          Year Ended
                                                                               April 30, 1998        October 31, 1997
                                                                           ---------------------- -----------------------
                                                                            Shares      Amount      Shares      Amount
                                                                           -------- ------------- --------- -------------
     Shares issued to shareholders in reinvestment of distributions ...... 55,218    $1,022,539   112,171    $1,931,357
                                                                           ------    ----------   -------    ----------

(6) Line of Credit

The Trust and other affiliated funds participate in a $805 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the acquisition of Treasury shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Trust for the six months ended April 30, 1998, was $199.

(7) Financial Instruments

The Trust trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include forward foreign currency exchange contracts. The notional or contractual amounts of these instruments represent the investment the Trust has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Forward foreign currency purchases and sales under master netting agreements amounted to a net receivable of $12,321 with Deutsche Bank at April 30, 1998.

At April 30, 1998, the Trust had sufficient cash and/or securities to cover any commitments under these contracts.

(8) Restricted Securities

The Fund may invest not more than 20% of its net assets in securities which are subject to legal or contractual restrictions on resale. At April 30, 1998, the trust owned the following restricted securities (constituting 0.08% of net assets) which may not be publicly sold without registration under the Securities Act of 1933. The Trust does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, are valued at fair value as determined in good faith by or at the direction of the Trustees.


                                         Date of
Description                            Acquisition        Shares       Cost       Value
--------------------------------   -------------------   --------   ---------   ---------
Atlantic Gulf Communities Corp     3/20/92 - 9/25/95         250     $    --     $   781
Hong Leong Finance Ltd.            3/26/98 - 4/27/98      52,000      85,055      78,838
                                                                                 -------
                                                                                 $79,619
                                                                                 -------

Report of Ernst & Young LLP, Independent Auditors

To the Trustees and Shareholders of MFS Special Value Trust:

We have audited the accompanying statement of assets and liabilities of MFS Special Value Trust, including the schedule of portfolio investments as of April 30, 1998, and the related statement of operations for the six month period ended April 30, 1998, the statement of changes in net assets for the six month period ended April 30, 1998 and for the year ended October 31, 1997, and the financial highlights for the six month period ended April 30, 1998 and for each of the four years in the period ended October 31, 1997. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods prior to the year ended October 31, 1994 indicated herein, were audited by other auditors whose report dated December 16, 1993 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 1998, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Special Value Trust at April 30, 1998, the results of its operations for the six month period ended April 30, 1998, the changes in its net assets for the six month period ended April 30, 1998 and for the year ended October 31, 1997, and the financial highlights for the six month period ended April 30, 1998 and for each of the four years in the period ended October 31, 1997, in conformity with generally accepted accounting principles.


                                                           /s/ Ernst & Young LLP



Boston, Massachusetts
June 5, 1998

MFS(R) Special Value Trust

Trustees
Richard B. Bailey*(2)
Private Investor; Former Chairman and
Director (until 1991), MFS Investment
Management

Marshall N. Cohan (1)
Private Investor

Lawrence H. Cohn, M.D.(2)
Chief of Cardiac Surgery,
Brigham and Women's Hospital;
Professor of Surgery, Harvard
Medical School

The Hon. Sir J. David
Gibbons, KBE(2)
Chief Executive Officer,
Edmund Gibbons Ltd.

Abby M. O'Neill (2)
Private Investor

Walter E. Robb, III (1)
President and Treasurer,
Benchmark Advisors, Inc.
(corporate financial consultants);
President, Benchmark Consulting
Group, Inc. (office services)

Arnold D. Scott*
Senior Executive Vice President,
Director, and Secretary,
MFS Investment Management

Jeffrey L. Shames*
Chairman, Chief Executive Officer,
and Director, MFS Investment
Management

J. Dale Sherratt(1)
President, Insight Resources, Inc.
(acquisition planning specialists)

Ward Smith(1)
Former Chairman (until 1994),
NACCO Industries (holding company)


Portfolio Managers
John F. Brennan, Jr.*
Robert J. Manning*

Treasurer
W. Thomas London*

Assistant Treasurers
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*

Secretary
Stephen E. Cavan*

Assistant Secretary
James R. Bordewick, Jr.*

Transfer Agent,
Registrar, and Dividend
Disbursing Agent
State Street Bank and
Trust Company
c/o MFS Service Center, Inc.
P.O. Box 9024
Boston, MA 02205-9824
1-800-637-2304

Custodian
State Street Bank and
Trust Company

Independent Auditors
Ernst & Young LLP

Investment Adviser
Massachusetts Financial
Services Company
500 Boylston Street
Boston, MA 02116-3741



*   Affiliated with the Investment Adviser.
(1) Member of Audit Committee.
(2) Member of Portfolio Trading Committee.

[recycle symbol] This report is printed on recycled paper.      MSVCE-3 6/98 16M




[logo] MFS(SM)
INVESTMENT MANAGEMENT


MFS(R) Special Value Trust

Semiannual Report
April 30, 1998

[graphic of 2 silhouettes]